UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 5, 2017

Date of Report (Date of earliest event reported)

Immune Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

37 North Orange Ave, Suite 607, Orlando, FL	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-613-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

The 12/5 Agreement

On December 5, 2017, Immune Therapeutics, Inc. (the “Company”) entered into an Independent Corporate Development and Consulting Agreement (the “12/5 Agreement”) with CSJ Group, LLC, a Delaware limited liability company (“CSJ”) and Advanced BioStrategies, Inc. (“ABS”). Pursuant to the 12/5 Agreement, CSJ and ABS (collectively, “Consultant”) agreed to provide consulting services to the Company in exchange for (i) a monthly salary to ABS for $2,500.00, beginning November 1, 2017, until February 1, 2018, and $5,000.00 from February, 2018 until the end of the 12/5 Agreement’s term, (ii) 1,500,000 non-qualified stock options (the “Options”), to be issued upon approval of a revised stock option plan by the Company, and (iii) 10,000,000 warrants (the “Warrants”). The Effective Date of the 12/5 Agreement is July 15, 2017 and the initial term of the 12/5 Agreement is for 36 months. It is the intention of the parties that the 12/5 Agreement should be extended for an additional 12 months term unless earlier terminated by the parties prior to the end of the initial term.

Of the Options to be issued, 35% of the Options at each strike price (identified below) shall vest on the execution of the 12/6 Agreement and 2.83% of the Options at each strike price shall vest on each successive 15th day of a month thereafter. The Options may be exercised for a period of two years from their issuance.

Number of Options	Strike Price
125,000	$0.10
125,000	$0.20
125,000	$0.30
125,000	$0.50
125,000	$0.75
125,000	$1.00
125,000	$2.00
125,000	$4.00
125,000	$6.00
125,000	$8.00
125,000	$10.00
125,000	$12.00

Further, of the Warrants to be issued, 35% of the Warrants shall vest and may be exercised on execution of the Warrant Agreement and 996,500 total Warrants shall vest and may be exercised on each successive 15th day of a month thereafter. The Warrants have an exercise price of $0.05 and a term of five years.

Both the Warrants and Options contain a cashless exercise feature as below detailed. The 12/5Agreement otherwise contains standard representations and warranties. The Company has agreed to use best efforts to register the Warrants and Options by February 1, 2018.

The Options and the Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the holder shall be entitled to receive a number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the trading day immediately preceding the date on which the holder elects to exercise the Option or Warrant by means of a “cashless exercise,” as set forth in the applicable notice of exercise;

(B) = the Exercise Price of the Option or Warrant, as adjusted; and

(X) = the number of shares that would be issuable upon exercise of the Option or Warrant in accordance with the terms of the Option or Warrant if such exercise were by means of a cash exercise rather than a cashless exercise

The 12/6 Agreement

On December 6, 2017, the Company entered into an Independent Corporate Development and Legal Advising Agreement (the “12/6 Agreement”) with CSJ and August Strategic & Legal Advisors, Inc. (“August Strategic”). Pursuant to the 12/6 Agreement, CSJ and August Strategic (collectively, “Advisor”) agreed to perform legal consulting services for the Company in exchange for (i) a monthly salary of $5,000 per month to Austin Strategic, beginning with October’s period and payable in November for $5,000.00, beginning on November 1, 2017, (ii) 3,000,000 free-trading common shares issued pursuant to an S-8 registration statement to be filed by the Company, which shares are to be held in Escrow and dispensed upon the completion of certain milestones, (iii) 5,000,000 restricted shares of the Company’s common stock, to be held in escrow; 1,750,000 of which vested upon execution of the Agreement and 498,250 of which vest each month thereafter, (iv) 1,500,000 non-qualified stock Options, to be issued upon approval of a revised stock option plan by the Company, and (v) 10,000,000 Warrants. The Effective Date of the 12/6 Agreement is July 15, 2017 and the initial term of the 12/6 Agreement is for 36 months. It is the intention of the parties that the 12/6 Agreement should be extended for an additional 12 months term unless earlier terminated by the parties prior to the end of the initial term.

Of the Options to be issued, 35% of the Options at each strike price (identified below) shall vest on the execution of the 12/6 Agreement and 2.83% of the Options at each strike price shall vest on each successive 15th day of a month thereafter. The Options may be exercised for a period of two years from their issuance.

Number of Options	Strike Price
125,000	$0.10
125,000	$0.20
125,000	$0.30
125,000	$0.50
125,000	$0.75
125,000	$1.00
125,000	$2.00
125,000	$4.00
125,000	$6.00
125,000	$8.00
125,000	$10.00
125,000	$12.00

Further, of the Warrants to be issued, 35% of the Warrants shall vest and may be exercised on execution of the Warrant Agreement and 996,500 total Warrants shall vest and may be exercised on each successive 15th day of a month thereafter. The Warrants have an exercise price of $0.05 and a term of five years.

Both the Warrants and Options contain a cashless exercise feature similar to above detailed. The 12/6Agreement otherwise contains standard representations and warranties. The Company has agreed to use best efforts to register the Warrants and Options by February 1, 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 for discussion of the Options and the Warrants, which is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

Please see Item 1.01 for discussion relating to the issuances of restricted shares, Warrants and Options to CSJ, ABS, and August Strategic and their assigns, which is incorporated herein by reference. These securities were issued pursuant to the exemption in Section 4(a)(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE THERAPEUTICS, INC.

Date: December 29, 2017	By:	/s/ Noreen Griffin
Noreen Griffin, CEO